UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 13, 2022
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2022, the Federal Home Loan Bank of Boston (the “Bank”) filed a current report on Form 8-K (the "Original Form 8-K") to report that the board of directors (the "Board") adopted a 2022 Executive Incentive Plan (the “EIP”), an incentive compensation plan for certain Bank officers, which is effective for fiscal year 2022. The Bank's principal executive officer, principal operating and financial officer, and other named executive officers are participants in the EIP.

The original Form 8-K and its Exhibit 10.1 included incorrect amounts for the threshold, target, and excess levels of the Member Product Utilization goal. On April 22, 2022, the Board approved a correction to the EIP to reflect the intended amounts. The Bank is filing this Current Report on Form 8-K/A ("Amendment No.1") to correct that error. The corrected amounts are set forth in the table below.

Goal	Weight	Threshold	Target	Excess
Member Product Utilization (sum of member utilizations of key product categories) (1)	15%	359	377	396
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(1)For each product category – advances, housing and community investment, letters of credit, and Mortgage Partnership Finance® (MPF®)* – the Bank will determine the number of members utilizing a Bank product within each product category in 2022. A given member may be counted up to four times depending on the number of product categories in which they participate. A member’s usage of multiple or different products within a category (e.g., different advances products) will only be considered one utilization within that product category.

*"Mortgage Partnership Finance," "MPF," "eMPF" and "MPF Xtra" are registered trademarks of the Federal Home Loan Bank of Chicago.

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The foregoing description of the corrections to the EIP, which remains otherwise unmodified, is qualified in its entirety by reference to a copy of the corrected EIP included herein as Exhibit 10.1 to this Amendment No. 1.
Item 9.01 Financial Statements and Exhibits

(d) Exhibit Numbers:

10.1	2022 Executive Incentive Plan
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 27, 2022	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer